UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 18, 2025

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3811 Turtle Creek Blvd., Suite 2100, Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note

On December 18, 2025 (the “Closing Date”), APLD DevCo LLC (the “Borrower”), a Delaware limited liability company and a subsidiary of Applied Digital Corporation, a Nevada corporation (the “Company”), entered into an ongoing credit arrangement with Macquarie Equipment Capital, Inc., a Delaware corporation (the “Lender”), for the purposes of funding the initial sourcing, planning, development and construction costs associated with a new data center project (the “DevCo Facility”) and other potential projects.

The DevCo Facility is evidenced by, among other documents, a promissory note (the “Promissory Note”) executed by the Borrower in favor of the Lender. The Promissory Note provides for a principal sum of (a) $45 million (the “First Draw”), which was drawn on the Closing Date, plus (b) $55 million (the “Second Draw,” and, together with the First Draw, each, a “Draw” and, collectively, the “Initial Loan”), to be funded upon the Borrower’s request at any time after the Closing Date subject to satisfaction of or waiver by the Lender of certain conditions precedent on or prior to the Second Draw, plus (c) the principal sum of any Additional Loans (as defined below, and, together with the Initial Loan, the “Loan”), if applicable, made by the Lender (at the mutual consent of the Borrower and the Lender). The First Draw is fully committed, but the Second Draw and any Additional Loans or Rollover Loans (as defined below) made by the Lender under the Promissory Note would be on an uncommitted, discretionary basis (with no specified maximum borrowing limit for any Additional Loans or Rollover Loans).

The Loan shall bear interest at 8.0% per annum, unless an Event of Default (as defined therein) has occurred and is continuing, in which case, the Secured Obligations (as defined therein) shall bear interest at the sum of 8.0% per annum plus an additional 1.50% per month (the “Post-Default Rate”). From the Closing Date until the date that is twelve months following the Closing Date (the “PIK Period”), accrued interest will be paid in kind, with such payment in kind being capitalized to principal monthly and at such other times as may be specified in the Promissory Note. After the PIK Period, accrued interest will be paid in cash, provided that (i) the Post-Default Rate interest is payable in cash on demand and (ii) accrued interest on any principal amount repaid or prepaid is payable on the date of such repayment or prepayment.

The Loan matures on the earliest of (i) the date of acceleration of the Loan, (ii) July 18, 2026, if the Initial Lease Execution (as defined therein) has not occurred on or before April 18, 2026, or (iii) December 18, 2027 (the “Maturity Date”). The Loan will accelerate and the Borrower must mandatorily prepay the full outstanding principal balance of the Loan, together with accrued interest to the date of prepayment on the principal amount prepaid and any other amounts then due and payable, upon the occurrence of any of the following conditions: (a) a Change of Control (as defined therein), (b) within ninety (90) days following the occurrence of the Initial Lease Execution, (c) within thirty (30) days following the issuance of a Qualifying Preference Share Issuance (as defined therein) and (d) within twenty (20) business days following the consummation of an SPV Sale (as defined therein); provided that, upon the Borrower’s request, the Lender may elect, in its sole discretion, to have the amounts due from the consummation of an SPV Sale to instead be reinvested by the Borrower into another project on terms and conditions reasonably satisfactory to the Lender.

2

The Borrower may voluntarily prepay all or part of the Promissory Note at any time with no less than three (3) business days’ notice with accrued interest to the date of prepayment on the principal amount prepaid, so long as, (a) with respect to the amount outstanding under the First Draw, such prepayment is accompanied by the payment of amounts sufficient to achieve a rate of return that equals 1.25 to 1.00; provided that, such rate of return shall be reduced to (i) on or prior to the date that is four (4) months after the date on which the First Draw is funded, 1.06:1.00 or (ii) after the date that is four (4) months after the date on which the First Draw is funded but prior to the date that is twelve (12) months after the date on which the First Draw is funded, 1.10:1.00; (b) with respect to the amount outstanding under the Second Draw, such prepayment is accompanied by the payment of amounts sufficient to achieve a rate of return that equals 1.25 to 1.00; provided that, (x) if the Second Draw is funded within six (6) months of the date on which the First Draw is funded, and the prepayment occurs at any time thereafter, such rate of return shall be reduced to (i) on or prior to the date that is four (4) months after the date on which the Second Draw is funded, 1.06:1.00 or (ii) after the date that is four (4) months after the date on which the Second Draw is funded but prior to the date that is twelve (12) months after the date on which the Second Draw is funded, 1.10:1.00 and (y) if the Second Draw is funded more than within six (6) months after the date on which the First Draw is funded, and such prepayment occurs at any time thereafter, such rate of return shall be reduced to, after the date that is six (6) months after the date on which the First Draw is funded but prior to the date that is twelve (12) months after the date on which the First Draw is funded, 1.10:1.00; and (c) with respect to the amount outstanding under the Rollover Loans (as defined below) or any Additional Loans, such prepayment is accompanied by the payment of amounts sufficient to achieve a rate of return on capital as determined by mutual agreement of the Lender and the Borrower. The same return hurdles apply to repayment at maturity. Amounts extended and repaid under the Promissory Note will not be available to be re-borrowed, except as permitted by Section 2(j) therein with respect to any Rollover Loans or Additional Loans.

Proceeds of the Loan under the Promissory Note will be used, in part, to (i) pay transaction expenses in connection with the Note Documents (as defined therein) and (ii) fund the purchase, development and improvement of, and the purchase of equipment for, the Company’s latest new project under development.

In addition, the Promissory Note provides for, upon request of the Borrower occurring prior to the Maturity Date, (a) rolling over of the outstanding principal balance of the Loan from time to time into one or more loans for one or more new projects (such rollovers, the “Rollover Loans”), or (b) increasing the size of the existing Loan by advancing new loans to the Borrower (such loans, the “Additional Loans”), in either case, for the purpose of financing development activities at new or existing data center projects at direct or indirect, wholly owned domestic subsidiaries of the Borrower, each of which shall become a guarantor with respect to such Additional Loans or Rollover Loans, as applicable, subject to the prior written approval of the Lender (in its sole discretion) and the satisfaction of the conditions specified by the Lender, including those conditions set forth in Section 2(j) of the Promissory Note. Any Rollover Loans and any Additional Loans constitute an uncommitted term loan facility, and the Lender has no obligation to provide, commit to provide, or continue to make available any Rollover Loans or Additional Loans unless and until the Lender, in its sole discretion, has approved such Rollover Loans or Additional Loans in writing and all applicable conditions specified by the Lender have been satisfied or waived. Any Rollover Loans or any Additional Loans may be requested by the Borrower and considered by the Lender even if the outstanding principal balance of the Promissory Note at that time is $0, and neither a payment in full of the Promissory Note nor prepayment in full of the Loan shall, by itself, terminate such uncommitted DevCo Facility. The DevCo Facility shall terminate no later than December 18, 2027.

Guarantee and Collateral Agreement and Parent Guarantee

In connection with the Loan, (i) the Borrower, APLD Intermediate HoldCo LLC (“Intermediate Holdings”), a Delaware limited liability company, as parent of the Borrower, and the Borrower’s subsidiaries have entered into a guarantee and collateral agreement, as grantors thereunder, in favor of the Lender (the “Guarantee and Collateral Agreement”) pursuant to which the Borrower, Intermediate Holdings, and the other Grantors defined therein pledged a continuing security interest in substantially all of their respective assets except for Excluded Assets (as defined in the Guarantee and Collateral Agreement) and (ii) the Company provided a guarantee (the “Parent Guarantee”) in favor of the Lender that includes certain covenants that limit the Company’s ability to (a) transfer or dispose of any Collateral (as defined in the Guarantee and Collateral Agreement) without the prior written consent of the Lender, (b) grant certain liens upon or with respect to the Collateral, and (c) allow the Borrower and its subsidiaries to sell or otherwise transfer assets to their affiliates, subject to certain specified exceptions in each case. The Borrower will also grant mortgages to the Lender over certain properties.

3

In connection with the DevCo Facility, Northland Securities, Inc. (d/b/a Northland Capital Markets) acted as sole placement agent and Crédit Agricole CIB, RBC Capital Markets, LLC, TD Securities (USA) LLC, and TCBI Securities, Inc. (d/b/a Texas Capital Services) acted as financial advisors to the Company.

The foregoing descriptions of the Promissory Note, the Guarantee and Collateral Agreement, and the Parent Guarantee do not purport to be complete and are qualified in their entirety by reference to the full text of each agreement, filed as Exhibits 10.1, 10.2 and 10.3, respectively to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference herein in its entirety.

Item 7.01 Regulation FD Disclosure.

On December 18, 2025, the Company issued a press release announcing that it has entered into a loan facility with the Lender to fund the development of new data center projects. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 and in Exhibit 99.1 will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by the Company from time to time with the SEC contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements that reflect perspectives and expectations regarding lease agreements and any current or prospective data center campus development, (ii) statements about the high-performance computing (HPC) industry, (iii) statements of Company plans and objectives, including the Company’s evolving business model, or estimates or predictions of actions by suppliers, (iv) statements of future economic performance, (v) statements of assumptions underlying other statements and statements about the Company or its business and (vi) the Company’s plans to obtain future project financing. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include, among others: our ability to complete construction of our data center campuses as planned; the lead time of customer acquisition and leasing decisions and related internal approval processes; changes to artificial intelligence and high performance compute infrastructure needs and their impact on future plans; costs related to the HPC operations and strategy; our ability to timely deliver any services required in connection with completion of installation under the lease agreements; our ability to raise additional capital to fund the ongoing datacenter construction and operations; our ability to obtain financing of datacenter leases on acceptable financing terms, or at all; our dependence on principal customers, including our ability to execute and perform our obligations under our leases with key customers, including without limitation, the datacenter leases with CoreWeave and at our Polaris Forge 2 campus and future tenants; our ability to timely and successfully build new hosting facilities with the appropriate contractual margins and efficiencies; power or other supply disruptions and equipment failures; the inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of financing to continue to grow our business; decline in demand for our products and services; maintenance of third party relationships; and conditions in the debt and equity capital markets. A further list and description of these risks, uncertainties and other factors can be found in the Company’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, including in the sections captioned “Forward-Looking Statements” and “Risk Factors,” and in the Company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, on the Company’s website (www.applieddigital.com) under “Investors,” or on request from the Company. Information in this Current Report on Form 8-K is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

4

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*^	Promissory Note, dated December 18, 2025, issued by APLD DevCo LLC and payable to Macquarie Equipment Capital, Inc.
10.2*	Parent Guarantee, dated December 18, 2025, issued by Applied Digital Corporation in favor of Macquarie Equipment Capital, Inc.
10.3*^	Guarantee and Collateral Agreement, dated December 18, 2025, by APLD DevCo LLC, APLD Intermediate HoldCo LLC, and the other Grantors defined therein in favor of Macquarie Equipment Capital, Inc.
99.1	Press Release, dated December 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

^ The schedules to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

5

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 22, 2025	By:	/s/ Saidal L. Mohmand
	Name:	Saidal L. Mohmand
	Title:	Chief Financial Officer

6